UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2013

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

2100 Geng Road, Suite 102

Palo Alto, California 94303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 845-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 4.01 of the registrant’s Current Report on Form 8-K, dated August 23, 2013, to read in its entirety as set forth below.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On August 19, 2013, the Company was advised by Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, that it will decline to stand for re-appointment as the Company’s independent registered public accounting firm and will resign after completion of the interim review of the Company’s unaudited financial statements as of September 30, 2013 and for the three- and nine-month periods ending September 30, 2013 and 2012. Ernst & Young completed the interim review of our unaudited financial statements for the three- and nine-month periods ended September 30, 2013 and 2012, on November 12, 2013 concurrent with the filing of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013. Therefore, the effective date of the Ernst & Young declination was November 12, 2013.

The reports of Ernst &Young on the Company’s financial statements for the past two fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through November 12, 2013, (i) there were no disagreements with Ernst &Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst &Young would have caused Ernst &Young to make reference to the matter in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of that letter, dated November 12, 2013, is filed as Exhibit 16.1 to this filing.

(b) The Company engaged Burr Pilger Mayer, Inc., or BPM, effective November 12, 2013, as its new independent registered public accounting firm, effective immediately. The decision to engage BPM as the Company’s independent registered public accounting firm was previously approved by the Company’s Audit Committee. During each of the two fiscal years ended December 31, 2011 and 2012 and through November 12, 2013, the date of BPM’s engagement, neither the Company nor anyone on its behalf has consulted with BPM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided by BPM that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP, dated November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: November 12, 2013

	By:	/s/ Wendy K. Wee
Wendy K. Wee
Vice President, Finance and Controller

EXHIBIT INDEX

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP, dated November 12, 2013.